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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Interactive Intelligence, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2003

To Our Shareholders:

        The Board of Directors joins me in extending to you a cordial invitation to attend the 2003 Annual Meeting of Shareholders of Interactive Intelligence, Inc. The meeting will be held at the Corporation's headquarters located at 7601 Interactive Way, Indianapolis, Indiana, 4:00 p.m. local time on Thursday, May 15, 2003.

        In addition to voting on the matters described in this Proxy Statement, we will review the Corporation's 2002 business results and discuss our plans for 2003 and beyond. There will also be an opportunity to discuss matters of interest to you as a shareholder.

        We hope many Interactive Intelligence shareholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any shareholder attending the meeting may vote in person even if a proxy has been returned.

        We hope that you will be able to attend the meeting, and we look forward to seeing you.

Sincerely,

Donald E. Brown, M.D.
Chairman of the Board

INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA 46278

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2003

To the Shareholders of
Interactive Intelligence, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of Interactive Intelligence, Inc., an Indiana corporation (hereinafter the "Corporation"), will be held at the Interactive Intelligence, Inc. headquarters located at 7601 Interactive Way, Indianapolis, Indiana, at 4:00 p.m. local time on Thursday May 15, 2003 for the following purposes:

  (1)
  To elect two Directors, each to hold office for a term of three years or until his successor is elected and has qualified; and

  (2)
  To transact any other business which may be properly brought before the meeting or any adjournment or postponement thereof.

        The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

        Only shareholders of record at the close of business on March 31, 2003 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the shareholders entitled to vote at the meeting will be available for inspection for a purpose germane to the meeting by any shareholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 7601 Interactive Way, Indianapolis, Indiana 46278.

By order of the Board of Directors, Interactive Intelligence, Inc.

Keith A. Midkiff Corporate Secretary

Indianapolis, Indiana
April 10, 2003

        Your vote is important. Whether or not you expect to attend the meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the meeting. You can also vote your shares through the Internet or by telephone by following the instructions on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA

PROXY STATEMENT
SOLICITATION OF PROXIES
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on May 15, 2003 for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about April 10, 2003.

        The proxy card, in ballot form, has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors.

        Shareholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 7601 Interactive Way, Indianapolis, Indiana, 46278, in writing of such revocation prior to the meeting. If you execute more than one proxy, the proxy having the latest date will revoke any earlier proxies. A proxy, when properly executed, duly returned and not revoked, will be voted and, if it contains any specification, will be voted in accordance therewith; provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors, as stated on the proxy card and in this Proxy Statement.

        The solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, Directors and regular employees of the Corporation personally, by telephone or by facsimile. The Corporation does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Corporation.

Outstanding Shares and Voting Rights

        The voting securities of the Corporation consist of 15,565,920 shares of Common Stock issued and outstanding as of March 31, 2003, the record date for the meeting, each of which is entitled to one vote. Only holders of Common Stock of record at the close of business on March 31, 2003 are entitled to notice of and to vote with respect to this solicitation.

        The holders of a majority of the shares of Common Stock issued and outstanding, present in person, or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business. The election of the Director nominees will be determined by the vote of the holders of a plurality of the shares voting on such election. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. As a result, neither broker non-votes nor abstentions will affect the determination of whether a nominee will be elected.

        At the Annual Meeting, votes will be counted by a representative of Wells Fargo Shareowner Services, the Corporation's independent transfer agent and registrar. Such representative will process the votes cast by the shareholders, will make a report of inspection and count of the votes cast by the shareholders and will certify as to the number of votes cast on each proposal.

Principal Shareholders

        The following table sets forth information regarding beneficial ownership of the Corporation's Common Stock as of February 28, 2003, by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of the Corporation's Common Stock. Except as otherwise indicated below, the person owns such Common Stock directly with sole investment and sole voting power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Donald E. Brown, M.D. 7601 Interactive Way Indianapolis, Indiana 46278	8,438,130	(1)	53.9%
John R. Gibbs 7601 Interactive Way Indianapolis, Indiana 46278	892,884	(2)	5.7%
S Squared Technology Corporation 515 Madison Avenue New York, New York 10022	1,285,400	(3)	8.3%

(1)
Includes 95,139 shares subject to stock options exercisable within 60 days after February 28, 2003.

(2)
Includes 8,438 shares subject to stock options exercisable within 60 days after February 28, 2003.

(3)
Information based solely on reports filed by such shareholder under Section 13(d) or 13(g) of the Securities and Exchange Act of 1934. The shareholder is an investment adviser.

ELECTION OF DIRECTORS

(ITEM 1 ON PROXY CARD)

        The Board of Directors of the Corporation consists of six Directors divided into three classes, and the term of one class of Directors expires each year. Generally, each Director serves until the annual meeting of shareholders held in the year that is three years after such Director's election and until such Director's successor is elected and has qualified.

        On November 12, 2002, William E. McWhirter was appointed to the Corporation's Board of Directors to fill the vacancy created following the resignation of Phillip A. Bounsall from the Board of Directors. On February 5, 2003, Randall L. Tobias was appointed to the Corporation's Board of Directors and the number of Directors serving on the Board of Directors of the Corporation was raised to six.

        Two (2) Directors are to be elected at the Annual Meeting, each for a term of three years to expire at the Corporation's Annual Meeting in the year 2006 or until his successor is elected and has qualified.

        The persons named in the accompanying proxy card will vote the shares represented by all executed proxies which are received for the election of the nominees hereinafter named, unless the authority to do so is withheld on the proxy. The nominees are presently serving as Directors of the Corporation.

        Management has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingency should arise, it is the intention of the persons named in the accompanying proxy card to vote for other nominees selected by the Board of Directors in accordance with their best judgment.

        The following descriptions set forth certain information, as of February 28, 2003, about each Director, including each person's business experience for the past five years, and presents certain information for all present executive officers and Directors as a group. There is no family relationship between any of the Directors or executive officers of the Corporation.

NOMINEES FOR TERM TO EXPIRE IN 2006

        SAMUEL F. HULBERT, Ph.D.; Director since 2001; Age 66; Terre Haute, Indiana. Dr. Hulbert is President of Rose Hulman Institute of Technology, an engineering, science, and math college located in Terre Haute, Indiana. Dr. Hulbert has held such position since 1976.

        RANDALL L. TOBIAS; Director since 2003; Age 61; Indianapolis, Indiana. Mr. Tobias is Chairman Emeritus of Eli Lilly and Company. From 1993 until his retirement in 1999, Mr. Tobias served as Chairman, Chief Executive Officer, and President of Eli Lilly and Company. From 1986 to 1993 he served as Vice Chairman of AT&T. Mr. Tobias had been employed by AT&T since 1964. Mr. Tobias is also a director of ConocoPhillips, Knight-Ridder, Inc., Kimberly-Clark Corporation, and Windrose Medical Properties Trust.

PRESENT TERM EXPIRES IN 2004

        JOHN R. GIBBS; Director since 1995; Age 52; Indianapolis, Indiana. Mr. Gibbs is Executive Vice President of Corporate Development and has held such position since 2002. From 1995 until 2002, Mr. Gibbs was Executive Vice President of Administration and Corporate Development. Mr. Gibbs served as Treasurer from 1995 to 2001 and Secretary from 1995 to 1997. Mr. Gibbs co-founded the Corporation in 1994.

        WILLIAM E. MCWHIRTER; Director since 2002; Age 52; Indianapolis, Indiana. Mr. McWhirter is Chairman Emeritus of Fifth Third Bank, Indiana. From 1985 until 1999, Mr. McWhirter served as Chief Executive Officer of Peoples Bank & Trust Company at which time it merged with Fifth Third Bank, Indiana.

PRESENT TERM EXPIRES IN 2005

        DONALD E. BROWN, M.D.; Director since 1994; Age 47; Indianapolis, Indiana. Dr. Brown is Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation and has held such positions since 1994 in the case of President, since 1995 in the case of Chief Executive Officer and since 1998 in the case of Chairman of the Board of Directors. Dr. Brown co-founded the Corporation in 1994.

        ROBERT A. COMPTON; Director since 1995; Age 47; Memphis, Tennessee. Mr. Compton is self-employed and is involved with private equity investments in entrepreneurial ventures primarily related to software, life sciences and education. From 1999 until January 2000, Mr. Compton was President, Neurological Technologies Division of Medtronic, Inc., a manufacturer of image guided surgery systems, surgical implants and medical devices. From 1997 until 1999, Mr. Compton was President and Chief Operating Officer of Sofamor Danek Group, Inc., a medical device manufacturer, which was acquired by Medtronic, Inc. in January 1999. From 1988 until 1997, Mr. Compton served as a general partner of CID Equity Partners, a venture capital firm.

The Board of Directors recommends a vote FOR each nominee listed above.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        During 2002, four meetings of the Board of Directors were held. For the year, each of the Directors during the term of his tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such Director served. The Corporation has no standing nominating committee, but does have the following three standing committees:

Audit Committee

        Among its current primary functions, the Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the Company's independent auditors; evaluates the qualifications, performance and independence of the independent auditors; preapproves all auditing services and permitted non-audit services, including the fees and terms for such services (subject to the de minimus exception for non-audit services that are approved by the Audit Committee prior to completion of the audit) provided by the independent auditors; reviews and discusses with management and the independent auditors the Company's annual and quarterly financial statements; discusses with management and the independent auditors major issues regarding accounting principles and financial statement presentations and the adequacy of the Company's internal controls; and reviews and approves all related-party transactions. See "Audit Committee Report." The Board of Directors has adopted a written Charter of the Audit Committee, which is attached to this proxy statement as Appendix A. The Audit Committee held five meetings during 2002. The current members of the Audit Committee are: Robert A. Compton, Dr. Samuel F. Hulbert, William E. McWhirter (Chairman), and Randall L. Tobias.

Compensation and Stock Option Committee

        The Compensation and Stock Option Committee (the "Compensation Committee") reviews, determines and establishes the salaries, bonuses and other compensation of the Corporation's executive officers and administers the Corporation's stock option plans in which executive officers and other key employees participate. The Compensation Committee held four meetings during 2002. The current members of the Compensation Committee are: Robert A. Compton (Chairman), Dr. Samuel F. Hulbert, William E. McWhirter, and Randall L. Tobias.

Executive Committee

        The Executive Committee has the authority to act on most matters concerning management of the Corporation during intervals between meetings of the Board of Directors. The Executive Committee did not meet during 2002. The members of the Executive Committee are: Donald E. Brown, M.D. (Chairman), Robert A. Compton and John R. Gibbs.

SECURITY OWNERSHIP OF MANAGEMENT

        Set forth below is a tabulation indicating as of February 28, 2003, the shares of the Corporation's Common Stock beneficially owned by each Director and nominee, each of the Named Executive Officers, and the current Directors and executive officers of the Corporation as a group. Except as otherwise indicated below, each individual owns such Common Stock directly with sole investment and sole voting power.

Name of Beneficial Owner	Principal Position	Number of Shares Beneficially Owned(1)		Percent of Class
Donald E. Brown, M.D.	Chairman of the Board, President and Chief Executive Officer	8,438,130	(2)	53.9%
John R. Gibbs	Executive Vice President of Corporate Development and Director	892,884	(3)	5.7%
Jeremiah J. Fleming	Executive Vice President of Sales, The Americas and Europe, Middle East and Africa	168,747	(4)	1.1%
Keith A. Midkiff	Chief Financial Officer, Corporate Secretary, and Treasurer	63,500	(5)	*
David N. Hudson	Vice President of Sales, Asia Pacific	20,137	(6)	*
Robert A. Compton	Director	117,366	(7)	*
Samuel F. Hulbert, Ph.D.	Director	10,000	(8)	*
William E. McWhirter	Director	—		—
Randall L. Tobias	Director	25,000		*
All Current Directors and Executive Officers as a Group (9 persons)		9,735,764	(9)	61.4%

*
Less than one percent.

(1)
Number of shares of Common Stock owned, directly or indirectly, as of February 28, 2003. This information has been furnished by each Director or Executive Officer. Also includes all stock options which are exercisable within 60 days of February 28, 2003.

(2)
Includes 95,139 shares subject to stock options exercisable within 60 days after February 28, 2003.

(3)
Includes 8,438 shares subject to stock options exercisable within 60 days after February 28, 2003.

(4)
Includes 121,995 shares subject to stock options exercisable within 60 days after February 28, 2003.

(5)
Includes 39,000 shares subject to stock options exercisable within 60 days after February 28, 2003.

(6)
Includes 12,500 shares subject to stock options exercisable within 60 days after February 28, 2003.

(7)
Includes 15,000 shares subject to stock options exercisable within 60 days after February 28, 2003. Also, includes 32,500 shares held by a grantor retained annuity trust of which Mr. Compton is the trustee.

(8)
Includes 10,000 shares subject to stock options exercisable within 60 days after February 28, 2003.

(9)
Includes 302,072 shares subject to stock options exercisable within 60 days after February 28, 2003.

EXECUTIVE COMPENSATION

        The Summary Compensation Table appearing below shows the compensation for the past three years to the Corporation's Chief Executive Officer and to each of the Corporation's four other most highly compensated executive officers, based on salary and bonus earned during 2002 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation
	Annual Compensation								Awards
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation			Securities Underlying Options(2)
Donald E. Brown, M.D. Chairman, President and Chief Executive Officer	2002 2001 2000	$ $ $	212,500 250,000 200,000	$ $ $	75,000 80,000 100,000	$ $ $	— — —		55,000 100,000 —
John R. Gibbs Executive Vice President of Corporate Development	2002 2001 2000	$ $ $	124,875 135,000 125,000	$ $ $	5,268 7,500 12,587	$ $ $	— — —		10,251 4,500 —
Jeremiah J. Fleming Executive Vice President of Sales, The Americas, and Europe, Middle East, and Africa	2002 2001 2000	$ $ $	185,000 200,000 185,000	$ $ $	142,917 109,600 127,057	$ $ $	100,939 10,607 —	(3) (4)	5,000 135,250 11,250
Keith A. Midkiff Chief Financial Officer, Treasurer and Corporate Secretary	2002 2001 2000	$ $ $	138,044 115,000 100,000	$ $ $	11,447 21,000 12,000	$ $ $	— — —		32,500 19,000 3,000
David N. Hudson(5) Vice President of Sales, Asia Pacific	2002		$140,725		$51,767		$71,772	(6)	50,000

(1)
Reflects bonus earned during the specified year, which bonuses at times have been paid in the following year.

(2)
Consists of options to acquire shares of the Corporation's Common Stock. The Corporation has never granted stock appreciation rights or restricted stock.

(3)
Reflects various expatriate allowances and relocation expenses.

(4)
Reflects relocation expenses and housing allowance.

(5)
Mr. Hudson joined the Corporation in January 2002.

(6)
Reflects expatriate allowance.

STOCK OPTION PLANS

        On August 14, 1995, the Board of Directors and the then sole shareholder adopted, and on November 11, 1997 and July 12, 1999, the Board of Directors amended, the Corporation's 1995 Incentive Stock Option Plan. Under the 1995 Incentive Stock Option Plan, the Corporation had authority to award incentive stock options for up to 3,750,000 shares of the Corporation's Common Stock to the Corporation's employees, including officers. Upon shareholder approval of the Corporation's 1999 Stock Option and Incentive Plan on April 16, 1999, the Board of Directors determined that no new options would be granted under the 1995 Incentive Stock Option Plan.

        On August 14, 1995, the Board of Directors and the then sole shareholder adopted the Corporation's 1995 Nonstatutory Stock Option Incentive Plan (the "1995 Nonstatutory Plan"). Under the 1995 Nonstatutory Plan, the Corporation had authority to award stock options for up to 375,000 shares of the Corporation's Common Stock to the Corporation's employees, Directors and consultants. Upon shareholder approval of the Corporation's 1999 Stock Option and Incentive Plan and the Outside Directors Stock Option Plan on April 16, 1999, the Board of Directors determined not to issue any further options under the 1995 Nonstatutory Plan.

        On April 14, 1999, the Board of Directors adopted, and on April 16, 1999, the shareholders approved, the 1999 Stock Option and Incentive Plan (the "1999 Stock Option Plan"). On February 22, 2000, the Board of Directors adopted amendments to the 1999 Stock Option Plan and on May 16, 2000, the shareholders approved the 1999 Stock Option Plan, as amended. Under the 1999 Stock Option Plan, the Corporation may award stock options and shares of restricted stock to the Corporation's officers, key employees, consultants and other individuals as determined by the Compensation Committee. The aggregate number of shares of Common Stock that may be awarded under the 1999 Stock Option Plan is 3,750,000, subject to adjustment in specified events. No individual participant may receive awards for more than 250,000 shares in any calendar year. Stock options granted under the 1999 Stock Option Plan may be either options intended to qualify for federal income tax purposes as "incentive stock options" or options not qualifying for favorable tax treatment ("nonqualified stock options").

        For a description of the Outside Directors Stock Option Plan, see "Compensation of Directors."

OPTION GRANTS IN FISCAL 2002

        The following table sets forth further information regarding individual grants of options for the Corporation's Common Stock during 2002 to each of the Named Executive Officers. This presentation is intended to disclose the potential value that would accrue to the optionee if the option were exercised the day before it would otherwise expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Corporation's Common Stock. Actual gains, if any, on option exercises are dependent on the future performance of the Corporation's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants In Fiscal 2002

	Individual Grants(1)
								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year
Name					Exercise or Base Price (per share)		Expiration Date
								5%		10%
Donald E. Brown, M.D.	12,500 6,250 15,000 6,250 15,000	(2) (3) (4) (5) (6)	2.3 1.2 2.8 1.2 2.8	% % % % %	$ $ $ $ $	3.09 2.51 2.51 3.17 3.17	6/10/2012 7/1/2012 7/1/2012 11/12/2012 11/12/2012	$ $ $ $ $	24,291 9,866 23,678 12,460 29,904	$ $ $ $ $	61,558 25,002 60,004 31,576 75,782
John R. Gibbs	1,250 3,375 313 2,500 313 2,500	(7) (2) (3) (4) (5) (6)	0.2 0.6 0.1 0.5 0.1 0.5	% % % % % %	$ $ $ $ $ $	5.00 3.09 2.51 2.51 3.17 3.17	4/1/2012 6/10/2012 7/1/2012 7/1/2012 11/12/2012 11/12/2012	$ $ $ $ $ $	3,931 6,559 494 3,946 624 4,984	$ $ $ $ $ $	9,961 16,621 1,252 10,001 1,581 12,630
Jeremiah J. Fleming	5,000	(2)	0.9%			$3.09	6/10/2012		$9,716		$24,623
Keith A. Midkiff	20,000 1,250 5,000 1,250 5,000	(8) (3) (4) (5) (6)	3.7 0.2 0.9 0.2 0.9	% % % % %	$ $ $ $ $	6.80 2.51 2.51 3.17 3.17	1/29/2012 7/1/2012 7/1/2012 11/12/2012 11/12/2012	$ $ $ $ $	85,530 1,973 7,893 2,492 9,968	$ $ $ $ $	216,749 5,000 20,001 6,315 25,261
David N. Hudson	50,000	(9)	9.3%			$7.01	1/22/2012		$220,428		$558,607

(1)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant.

(2)
Grant date of June 10, 2002. The option is exercisable at the rate of approximately 11% each month beginning April 1, 2003 through December 1, 2003.

(3)
Grant date of July 1, 2002. The option is 100% exercisable on July 1, 2003.

(4)
Grant date of July 1, 2002. The option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

(5)
Grant date of November 12, 2002. The option is 100% exercisable on November 12, 2003.

(6)
Grant date of November 12, 2002. The option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

(7)
Grant date of April 1, 2002. The option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

(8)
Grant date of January 29, 2002. The option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

(9)
Grant date of January 22, 2002. The option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

OPTION EXERCISES IN FISCAL 2002 AND FISCAL 2002 YEAR-END OPTION VALUES

        The following table sets forth information concerning the exercise of stock options by each of the Named Executive Officers during the 2002 fiscal year, the number of unexercised options existing at the end of the year 2002 for each of the Named Executive Officers and the 2002 year-end value of unexercised options.

			Number of Securities Underlying Unexercised Options at December 31, 2002
					Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Donald E. Brown, M.D.	—	$—	92,500	130,000	$—	$1,913
John R. Gibbs	—	$—	5,625	16,626	$—	$253
Jeremiah J. Fleming	—	$—	97,939	114,311	$89,528	$—
Keith A. Midkiff	—	$—	32,275	52,225	$25,950	$563
David N. Hudson	—	$—	—	50,000	$—	$—

(1)
The closing price for the Corporation's Common Stock as reported by The Nasdaq Stock Market on December 31, 2002 was $2.60. The value is calculated on the basis of the difference between the option exercise price and $2.60, multiplied by the number of "In-the-Money" shares of Common Stock underlying the option.

COMPENSATION OF DIRECTORS

        Full-time officers of the Corporation or its subsidiaries do not receive additional compensation for serving as members of the Boards of Directors of the Corporation or its subsidiaries. No additional compensation is paid if a full-time officer serves on any committee of such Boards of Directors.

        Except for grants of stock options, non-employees serving as members of the Corporation's Board of Directors do not receive cash payments in connection with membership on the Board of Directors or in connection with the attendance at any Board or Board Committee meeting. Directors are entitled to reimbursement of expenses incurred in connection with attendance at such meetings.

        Non-employees serving as members of the Corporation's Board of Directors are eligible to receive automatic stock option grants under the Corporation's Outside Directors Stock Option Plan (the "Directors Option Plan"), which was adopted by the Board of Directors on April 14, 1999 and by the shareholders on April 16, 1999. As of March 31, 2003, there were four non-employee Board members eligible to participate in the Directors Option Plan: Robert A. Compton, Samuel F. Hulbert, Ph.D., Randall L. Tobias, and William E. McWhirter. Under the Directors Option Plan, options may be granted to the non-employee members of the Board to purchase up to 150,000 shares of Common Stock, subject to adjustment in certain events. Pursuant to the Directors Option Plan, each non-employee Director is automatically granted an option to purchase 5,000 shares of Common Stock on June 1 of each year beginning June 1, 2000. The option exercise price per share is the fair market value of one share of Common Stock on the date of the grant. Each option becomes exercisable six months following the date of grant and expires ten years following the date of grant. Subject to some exceptions, options granted under the Directors Option Plan may be exercised by the holder only if the holder has been in continuous service on the Board of Directors at all times since the date of the grant of the option.

        Upon the appointment to the Board of Directors of William E. McWhirter and Randall L. Tobias, the Board of Directors granted to each of them an option to purchase 5,000 shares of Common Stock under the 1999 Stock Option Plan. The exercise price for these options was equal to the fair market value of the Common Stock on the date of grant. The options were granted to Mr. McWhirter on November 12, 2002 at an exercise price of $3.17 per share. The options were granted to Mr. Tobias on February 20, 2003 at an exercise price of $3.00 per share. These options become exercisable six months after the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        On January 2, 1995, the Corporation entered into a Consulting and Employment Agreement with John R. Gibbs, which was amended on May 14, 1999. The agreement provides that Mr. Gibbs will receive an annual salary of $60,000, which the Corporation may increase at its discretion. Mr. Gibbs' annual salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement. The non-disclosure provisions in Mr. Gibbs' agreement continue indefinitely after his termination of employment. The non-compete provisions continue for a period of 12 months after his termination of employment for any reason, as do the non-solicitation provisions, unless he is terminated by the Corporation without cause. If his employment is terminated by the Corporation without cause, or in specified circumstances following a change of control, Mr. Gibbs will receive severance pay equal to 12 months' salary.

        On February 10, 1997, the Corporation entered into an Employment Agreement with Keith A. Midkiff. The agreement provides Mr. Midkiff will receive an annual salary of $75,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Midkiff's annual salary has since been increased; see "Summary Compensation Table." If his employment is terminated by the Corporation without cause, Mr. Midkiff will receive severance pay equal to one month's salary. The agreement also contains non-competition and non-solicitation provisions, which are in effect during the term of the agreement and for a period of eighteen months following his termination of any reason. Mr. Midkiff's agreement also contains non-disclosure provisions that continue indefinitely after termination of his employment.

        On March 1, 1997, the Corporation entered into an Employment Agreement with Jeremiah J. Fleming, which was amended on May 14, 1999. The agreement provides that Mr. Fleming will receive an annual salary of $125,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Fleming's annual salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement. The non-disclosure provisions in Mr. Fleming's agreement continue indefinitely after termination of his employment. The non-compete provisions continue for a period of 12 months after termination, as do the non-solicitation provisions, unless he is terminated by the Corporation without cause. If his employment is terminated by the Corporation without cause, or in specified circumstances following a change of control, Mr. Fleming will receive severance pay equal to one year's total compensation.

        On January 21, 2002 the Corporation entered into an Employment Agreement with David N. Hudson. The agreement provides Mr. Hudson will receive an annual salary of $150,000 per year, which the Corporation may increase or decrease at its discretion with notice, plus a commission plan, and an ex-patriot package of $75,000 per year. If his employment is terminated by the Corporation without cause, Mr. Hudson will receive severance pay equal to one month's salary. The agreement also contains non-competition and non-solicitation provisions, which are in effect during the term of the agreement and for a period of eighteen months following his termination of any reason. Mr. Hudson's agreement also contains non-disclosure provisions that continue indefinitely after termination of his employment.

        On March 15, 2000, each of the Employment Agreements described above, with the exception of the Employment Agreement of David N. Hudson, was amended to provide that any severance payments to the employee will be grossed up in an amount sufficient to cover any excise tax imposed upon such payment pursuant to Section 4999 of the Code.

        The Corporation does not have employment or non-competition agreements with any other Named Executive Officers.

        The 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan and the 1999 Stock Option Plan provide for the vesting of certain outstanding awards in the event of specified changes in control of the Corporation.

COMPENSATION AND STOCK OPTION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

        Report of the Compensation Committee.    The following is the Report of the Compensation Committee of the Board of Directors describing the compensation policies and rationale applicable to the Corporation's executive officers with respect to compensation paid to such executive officers for the year ended December 31, 2002.

        Purpose of the Compensation Committee.    The Compensation Committee of the Board of Directors has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and other executive officers of the Corporation and to administer the Corporation's 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan and the 1999 Stock Option and Incentive Plan under which grants have been and may be made to such officers and other key employees. In addition, the Compensation Committee has the responsibility for approving the individual bonus programs to be in effect for the Chief Executive Officer and other executive officers and certain key employees each fiscal year. The Compensation Committee is comprised entirely of non-employee Directors who have never served as officers or employees of the Corporation.

        For the 2002 fiscal year, the process utilized in determining executive officer compensation levels was based on the Compensation Committee's subjective judgment. Among the factors considered were the recommendations of the Chief Executive Officer and Chief Financial Officer with respect to the compensation of the Corporation's executive officers. However, the Compensation Committee made the final compensation decisions concerning such officers.

        General Compensation Policy.    The Corporation's fundamental policy is to compensate executive officers in a manner that will attract and retain the services of an outstanding management team and provide meaningful incentives to motivate superior performance by key employees based on increasing shareholder value and individual performance against defined objectives. It is the Corporation's objective to have compensation be highly competitive with comparable talent at comparable public software companies. Compensation should include a meaningful equity participation in the Corporation, which strengthens the mutuality of interests between the executive officers and shareholders. Each executive officer's compensation package will generally be comprised of three elements: (i) base salary, (ii) annual incentive compensation, and (iii) long term stock-based incentive compensation.

        Base Salary.    The base salary for each executive officer is set on the basis of personal performance and a review of comparable positions at comparable public software companies.

        Annual Incentive Compensation.    Each year the Compensation Committee will establish a set of objectives for each executive officer, some based on Corporation performance such as revenue growth and loss or earnings per share and some based on achievement of individual objectives. At the end of the fiscal year, the Compensation Committee will evaluate the objectives to determine whether the specified objectives were met and determine whether any extraordinary accomplishments should be considered in determining a bonus award.

        Long Term Incentive Compensation.    During fiscal 2002, the Compensation Committee, in its discretion, made option grants to executive officers to purchase an aggregate of 152,751 shares under the 1999 Stock Option Plan. The size of each grant was set at a level that the Compensation Committee deemed appropriate to create a meaningful opportunity for stock ownership based on the individual's potential for increasing long-term shareholder value, the individual's current position with the Corporation, option grants awarded to individuals in comparable positions at comparable public software companies, and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors varied from individual to individual at the discretion of the Compensation Committee.

        The stock option grants are designed and intended to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Corporation from the perspective of an owner with an equity stake in the business. Each grant allows the executive officer to acquire shares of the Corporation's Common Stock at a fixed price per share (the market value on the grant date) over a specified period of time contingent on the executive officer's continued employment with the Corporation. Accordingly, these stock option grants will provide the opportunity for a return to the executive officer only if he or she remains in the Corporation's employ, and then only if the market price of the Corporation's Common Stock appreciates over the option term.

        Chief Executive Officer Compensation.    The compensation for Donald E. Brown, M.D., President and Chief Executive Officer, reported for 2002 reflects the application of the policies described above. Dr. Brown is eligible to participate in other employee benefit plans available to other executive officers during 2002, which the Compensation Committee believes are competitive, including the 401(k) Savings and Stock Ownership Plan and life and health insurance programs.

        Internal Revenue Code Section 162(m).    Section 162(m) of the Code eliminates, subject to certain exceptions, the deductibility of executive compensation to the extent that any executive's compensation for any year exceeds $1 million. Exceptions to amounts included in executive compensation for purposes of Section 162(m) involve various types of performance-based compensation. As noted above, it is the Compensation Committee's policy to base a substantial amount of executive compensation on the Corporation's performance. Currently, the cash compensation levels for the Corporation's executive officers fall significantly below $1 million. In the event that in the future the annual remuneration of any executive of the Corporation approaches $1 million, the Compensation Committee will consider the various alternatives to preserving the deductibility of compensation payments to the extent reasonably practicable and consistent with its compensation objectives.

        Current members of the Compensation and Stock Option Committee who, other than Randall L. Tobias, were also members in 2002 are:

    Robert A. Compton, Chairman
    Samuel F. Hulbert, Ph.D.
    William E. McWhirter
    Randall L. Tobias

COMPENSATION AND STOCK OPTION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Corporation's Board of Directors was formed in 1999, and the members of the Compensation Committee during 2002 were Phillip A. Bounsall (January - September), Robert A. Compton (January - December), Samuel F. Hulbert, Ph.D. (January - December), and William E. McWhirter (November - December). None of the members of the Compensation Committee were at any time during 2002 or at any other time an officer or employee of the Corporation. In addition, other than Mr. Compton, none of the members of the Compensation Committee are involved in a relationship requiring disclosure as an interlocking executive officer or Director or under Item 404 of Regulation S-K. See "Certain Transactions." No executive officer of the Corporation serves as a member of the Compensation Committee.

PERFORMANCE GRAPH

        The following graph compares the cumulative total return to shareholders of the Corporation's Common Stock for the period from September 23, 1999, the date of the Corporation's initial public offering, through December 31, 2002 with the cumulative total return over such period of (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index") (ii) the JP Morgan H&Q Computer Software Index (through December 31, 2001 as the index no longer exists), and (iii) the RDG Software Composite Index. The graph assumes an investment of $100 on September 23, 1999 in each of the Corporation's Common Stock (at the initial public offering price), the S&P 500 Index, the JP Morgan H&Q Computer Software Index, and the RDG Software Composite Index (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

        The comparisons shown in the graph below are based on historical data and the Corporation cautions that the stock price performance shown in the graph below is not indicative of, and is not intended to forecast, the potential future performance of the Corporation's Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG INTERACTIVE INTELLIGENCE, INC., THE S&P 500 INDEX,
THE JP MORGAN H&Q COMPUTER SOFTWARE INDEX, AND RDG SOFTWARE COMPOSITE INDEX

	Cumulative Total Return*
	9/23/99	12/31/1999	12/31/2000	12/31/2001	12/31/2002
INTERACTIVE INTELLIGENCE, INC.	$100.00	$204.81	$185.58	$53.46	$20.00
S & P 500 INDEX	100.00	111.73	101.56	89.49	69.71
JP MORGAN H & Q COMPUTER SOFTWARE INDEX(1)	100.00	199.09	148.85	97.39
RDG SOFTWARE COMPOSITE INDEX	100.00	167.10	92.70	78.19	54.41

*
Total return based on $100 initial investment and reinvestment of dividends.

(1)
This index was discontinued in 2002.

        Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate this Proxy Statement or future filings made by the Corporation under those statutes, the Compensation Committee Report, Stock Performance Graph, and Audit Committee Report are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Corporation under those statutes.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Corporation's Board of Directors is composed of four "independent directors" as that term is defined by the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee operates under a written charter adopted by the Board of Directors which is attached hereto as Appendix A.

        The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Corporation's management is responsible for the Corporation's financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for performing an independent audit of the Corporation's financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with the Corporation's management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Corporation and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee
Robert A. Compton
Samuel F. Hulbert, Ph. D.
William E. McWhirter, Chairman
Randall L. Tobias

INDEPENDENT AUDITORS

Relationship With Independent Auditors

        Ernst & Young LLP completed the audit for the Corporation's fiscal year ending December 31, 2002. This accounting firm has audited the financial statements of the Corporation continuously since calendar year 1995. Representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make any statements they desire and may respond to appropriate questions.

        The Audit Committee of the Board of Directors of the Corporation has not yet selected independent auditors for the calendar year ending December 31, 2003. The Audit Committee intends to make such selection during the second quarter of 2003.

Audit Fees

        The aggregate fees billed by the Corporation's independent accountants for professional services rendered in connection with the audit of the Corporation's consolidated financial statements included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, as well as for the review of the Corporation's financial statements included in the Corporation's Quarterly Reports on Form 10-Q during the year ended December 31, 2002, was $104,000.

Financial Information Systems Design and Implementation Fees

        The Corporation's independent accountants did not render any services related to financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

        The Corporation was billed a total of $240,276 for all other services, including tax and various advisory services, rendered by its independent accountants during the fiscal year ended December 31, 2002. The Audit Committee believes that Ernst & Young LLP's provision of these non-audit services is compatible with maintaining such firm's independence.

CERTAIN TRANSACTIONS

Telemarketing Services

        Dr. Brown was a Director and 25% stockholder of Intelligent Response, Inc., a telemarketing company, and Dr. Brown's brother was the president of that company. Through March 31, 2002, Intelligent Response provided the Corporation with telemarketing services in support of the Corporation's marketing efforts. The Corporation paid Intelligent Response approximately $35,000 in 2002 for these services. The Corporation believes that the amounts paid to Intelligent Response were no greater than amounts that it would have paid to unrelated third parties for similar services. The Corporation no longer uses Intelligent Response, Inc. for telemarketing or fulfillment services.

Guarantees of the Corporation's Obligations

        Dr. Brown has also personally guaranteed one of the Corporation's office leases.

Royalties

        In October 2001, the Corporation acquired the remaining 81% ownership of Interactive Portal, not owned by the Corporation from Dr. Brown—71% and Mr. Compton—10%. For a period of three years Dr. Brown and Mr. Compton are entitled to royalties (aggregating 5%) on software license fees for the Corporation's Service Interaction Center™ and Communité® products, which utilize portions of software developed by Interactive Portal. In 2002, approximately $6,600 and $900 were paid to Dr. Brown and Mr. Compton respectively for royalties related to Interactive Portal developed software.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Corporation's executive officers, Directors and holders of more than ten percent of the Corporation's outstanding shares ("Insiders") file reports (on prescribed forms) of their beneficial ownership of the Corporation's stock with the Securities and Exchange Commission and furnish copies of such forms to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 was required to be filed, the Corporation believes that, during its fiscal year commencing January 1, 2002, and ending December 31, 2002, all Forms 3, 4 and 5 required by Section 16(a) to be filed by Insiders were filed on a timely basis.

OTHER BUSINESS AT THE ANNUAL MEETING OF SHAREHOLDERS

        The Board of Directors is not aware of any business which properly may be presented for action at the meeting other than the matters set forth in the Notice of Annual Meeting. Should any other matter requiring a vote of the shareholders properly arise, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote on such matters in accordance with their best judgment.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        All shareholder proposals intended for inclusion in the Corporation's 2004 proxy materials for presentation at the Corporation's 2004 Annual Meeting of Shareholders must be received by the Corporation (Attn: Corporate Secretary) at the principal executive offices of the Corporation not later than December 12, 2003. In addition, the Corporation's By-Laws establish procedures for shareholder nominations for election of Directors and bringing business before the Annual Meeting of the Corporation's shareholders. Among other requirements, to bring business before the 2004 Annual Meeting or to nominate a person for election as a Director, a shareholder must give written notice to the Secretary of the Corporation not less than 90 days nor more than 120 days prior to May 15, 2004. However in the event the 2004 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from May 15, 2004, the written notice must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain certain information concerning the proposed business or the nominee and the shareholder making the proposal. Any shareholder interested in making a nomination or proposal should request a copy of the applicable By-Law provisions from the Secretary of the Corporation.

By order of the Board of Directors, Interactive Intelligence, Inc.

Keith A. Midkiff Corporate Secretary
Indianapolis, Indiana April 10, 2003

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
INTERACTIVE INTELLIGENCE, INC.

Purpose

        The Audit Committee of the Board of Directors of Interactive Intelligence, Inc. (the "Company") is appointed by the Board to assist the Board in monitoring (1) the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the independent auditor, and (4) the Company's compliance with legal and regulatory requirements.

        The Audit Committee is also responsible for producing the Audit Committee's annual report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement.

Committee Membership

        The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and SEC rules and regulations.

        The members and the Chair of the Audit Committee shall be appointed by the Board and members may be replaced by the Board.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to retain and terminate the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall preapprove all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor (subject to the de minimus exception for non-audit services described in Section 10A of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting, as required by Section 10A of the Exchange Act. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee may establish pre-approval policies and procedures pursuant to which audit and permitted non-audit services are approved, as long as the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such polices and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking Board approval, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management and the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

        The Audit Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

        The Audit Committee shall review and approve all related-party transactions.

        The Audit Committee shall make regular reports to the Board which shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee shall also perform the following functions:

Financial Statement and Disclosure Matters

        Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

        Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

        Discuss with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, as well as significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

        Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

        Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

        Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

  •
  The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor or management.

  •
  The management letter provided by the independent auditor and the Company's response to that letter.

  •
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, including any accounting adjustments that were noted or proposed by the auditor but were "passed" (as being immaterial or otherwise).

Oversight of the Company's Relationship with the Independent Auditor

        Review the experience and qualifications of the senior members of the independent auditor team.

        Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

        Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

        Assure the regular rotation of those audit partners of the independent auditor as required by Section 10A of the Exchange Act.

        Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

        Set policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

        Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

        Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        Obtain and review the report required under Section 10A of the Exchange Act from the independent auditor.

Compliance Oversight Responsibilities

        Obtain from the independent auditor assurance that the provisions of Section 10A of the Exchange Act respecting the detection and reporting of illegal acts have not been implicated.

        Obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements and the Company's Ethics and Corporate Compliance Program. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics and Corporate Compliance Program.

        Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

        Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Adopted March 25, 2003

INTERACTIVE INTELLIGENCE, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 15, 2003
4:00 p.m. local time

INTERACTIVE INTELLIGENCE, INC.—HEADQUARTERS
7601 Interactive Way
Indianapolis, IN 46278

Interactive Intelligence, Inc. 7601 Interactive Way, Indianapolis, IN 46278	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 15, 2003.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" all nominees listed under Item 1.

By signing the proxy, you revoke all prior proxies and appoint Donald E. Brown, M.D. and John R. Gibbs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

COMPANY # CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-240-6326—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 14, 2003.

  •
  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

  •
  Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/inin/—QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 14, 2003.

  •
  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Interactive Intelligence, Inc., c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

v    Please detach here    v

The Board of Directors Recommends a Vote FOR All Nominees Listed under Item 1.

1.
Election of directors:

    01 Dr. Samuel F. Hulbert
    02 Randall L. Tobias

    ☐  Vote FOR all nominees (except as marked)
    ☐  Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.
To transact any other business which may be properly brought before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐
Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)
NOMINEES FOR TERM TO EXPIRE IN 2006
PRESENT TERM EXPIRES IN 2004
PRESENT TERM EXPIRES IN 2005
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION PLANS
OPTION GRANTS IN FISCAL 2002
OPTION EXERCISES IN FISCAL 2002 AND FISCAL 2002 YEAR-END OPTION VALUES
COMPENSATION OF DIRECTORS
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS AT THE ANNUAL MEETING OF SHAREHOLDERS
DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
Appendix A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INTERACTIVE INTELLIGENCE, INC.